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                                                      LIFEPOINTS FUNDS - CLASS D

                       Frank Russell Investment Company
                         Supplement Dated June 2, 1997
                      To the Prospectus dated May 1, 1997
                            as Revised June 1, 1997


On June 2, 1997, the sole shareholder of each of the LifePoints Funds, approved an investment management fee of 0.25% to be charged to each LifePoints Fund. This change will become effective when approved by the Board of Trustees. It is anticipated that the Board will meet to consider this matter on or about June 6, 1997. If the Board approves the investment management fee, Frank Russell Investment Management Company, the investment manager of the LifePoints Funds, intends to initially waive the fee as to each LifePoints Fund.